                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2000


                                VECTOR GROUP LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         1-5759                                          65-0949535
(Commission File Number)                    (I.R.S. Employer Identification No.)


100 S.E. Second Street, Miami, Florida                      33131
(Address of principal executive offices)                 (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                Brooke Group Ltd.
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         Effective May 24, 2000, Brooke Group Ltd. (the "Company") changed its corporate name to Vector Group Ltd. after the holders of a majority of its outstanding shares of Common Stock approved the change at the annual meeting of stockholders. With the change in the Company's name, the symbol for the Common Stock on the New York Stock Exchange has changed to "VGR".


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.


                                  EXHIBIT INDEX

3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VECTOR GROUP LTD.


                                                By: /s/ Richard J. Lampen
                                                    ---------------------------
                                                    Richard J. Lampen
                                                    Executive Vice President

Date:  May 25, 2000





                                      -3-